UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-03               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of February 1, 2003 among GS Mortgage Securities Corp., as depositor, ABN AMRO Mortgage Group, Inc., Cendant Mortgage Corporation, and National City Mortgage Co. as servicers, and JPMorgan Chase Bank, as trustee.


   On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1
-------------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 28, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2003


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                                            GSR MORTGAGE LOAN TRUST 2003-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    November 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1_1     115,000,000.00   53,946,329.12     3,634,802.60    192,363.62     3,827,166.22        0.00    0.00     50,311,526.52
A1_2     116,895,000.00            0.00             0.00          0.00             0.00        0.00    0.00              0.00
A1_3     330,102,000.00  209,685,628.52    14,128,224.84    754,868.26    14,883,093.10        0.00    0.00    195,557,403.68
A2        62,131,000.00   41,261,156.49     1,889,849.68    155,848.24     2,045,697.92        0.00    0.00     39,371,306.81
B1         6,427,000.00    6,372,328.10         7,063.35     25,620.98        32,684.33        0.00    0.00      6,365,264.75
B2         5,785,000.00    5,735,789.32         6,357.79     23,773.87        30,131.66        0.00    0.00      5,729,431.53
B3         2,571,000.00    2,549,129.53         2,825.56     10,822.74        13,648.30        0.00    0.00      2,546,303.97
B4         1,286,000.00    1,275,060.49         1,413.33      5,413.48         6,826.81        0.00    0.00      1,273,647.16
B5         1,285,000.00    1,274,069.02         1,412.23      5,409.27         6,821.50        0.00    0.00      1,272,656.79
B6         1,287,370.00    1,276,418.88         1,414.84      5,419.24         6,834.08        0.00    0.00      1,275,004.04
R                100.00            0.00             0.00          0.00             0.00        0.00    0.00              0.00
TOTALS   642,769,470.00  323,375,909.47    19,673,364.22  1,179,539.70    20,852,903.92        0.00    0.00    303,702,545.25
X1       561,997,000.00  263,631,957.66             0.00    170,504.97       170,504.97        0.00    0.00    245,868,930.22
X2        62,131,000.00   41,261,156.49             0.00     24,344.08        24,344.08        0.00    0.00     39,371,306.81

----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1_1     36229RJF7     469.09851409   31.60697913       1.67272713      33.27970626     437.49153496    A1_1     4.279000 %
A1_2     36229RJG5       0.00000000    0.00000000       0.00000000       0.00000000       0.00000000    A1_2     1.679000 %
A1_3     36229RJH3     635.21465644   42.79957359       2.28677276      45.08634634     592.41508285    A1_3     4.320000 %
A2       36229RJJ9     664.09934638   30.41717790       2.50838132      32.92555922     633.68216848    A2       4.532541 %
B1       36229RJK6     991.49340283    1.09901198       3.98646025       5.08547223     990.39439085    B1       4.824795 %
B2       36229RJL4     991.49340017    1.09901296       4.10957131       5.20858427     990.39438721    B2       4.973795 %
B3       36229RJM2     991.49339946    1.09901206       4.20954492       5.30855698     990.39438740    B3       5.094795 %
B4       36228FMH6     991.49338258    1.09901244       4.20954899       5.30856143     990.39437014    B4       5.094795 %
B5       36228FMJ2     991.49340078    1.09901167       4.20954864       5.30856031     990.39438911    B5       5.094795 %
B6       36228FMK9     991.49341681    1.09901582       4.20954349       5.30855931     990.39440099    B6       5.094795 %
R        36228FML7       0.00000000    0.00000000       0.00000000       0.00000000       0.00000000    R        5.078556 %
TOTALS                 503.09780499   30.60718522       1.83508980      32.44227502     472.49061977
X1       36229RJN0     469.09851416    0.00000000       0.30339125       0.30339125     437.49153504    X1       0.776105 %
X2       36229RJP5      664.0993464    0.00000000       0.39181858       0.39181858      633.6821685    X2       0.708000 %

----------------------------------------------------------------------------------------------------  ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------
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Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                              Pool 1 Mortgage Loans                                                      262,478,747.52
                              Pool 2 Mortgage Loans                                                       41,223,798.68

Sec. 4.01(c)    Available Distribution                                                                    21,047,752.98
                              Principal Distribution Amount                                                  347,943.10
                              Principal Prepayment Amount                                                 19,325,421.12

Sec. 4.01(d)    Prepayments By Group
                              Group 1 Prepayments                                                         17,444,860.39
                              Group 2 Prepayments                                                          1,880,560.73

Sec. 4.01(e)    Principal Prepayments
                              Class A1-1                                                                   3,569,696.89
                              Class A1-2                                                                  13,875,163.50
                              Class A1-3                                                                   1,495,746.43
                              Class A2                                                                     1,880,560.73
                              Class B1                                                                             0.00
                              Class B2                                                                             0.00
                              Class B3                                                                             0.00
                              Class B4                                                                             0.00
                              Class B5                                                                             0.00
                              Class B6                                                                             0.00

Sec. 4.01(f)    Interest Payment
                              Class A1-1
                                                    Accrued and Paid for Current Month                       192,363.62
                                                    Accrued and Paid from Prior Months                             0.00
                              Class A1-2
                                                    Accrued and Paid for Current Month                             0.00
                                                    Accrued and Paid from Prior Months                             0.00
                              Class A1-3
                                                    Accrued and Paid for Current Month                       754,868.26
                                                    Accrued and Paid from Prior Months                             0.00
                              Class A2
                                                    Accrued and Paid for Current Month                       155,848.24
                                                    Accrued and Paid from Prior Months                             0.00
                              Class X1
                                                    Accrued and Paid for Current Month                       170,504.97
                                                    Accrued and Paid from Prior Months                             0.00
                              Class X2
                                                    Accrued and Paid for Current Month                        24,344.08
                                                    Accrued and Paid from Prior Months                             0.00
                              Class B1
                                                    Accrued and Paid for Current Month                        25,620.98
                                                    Accrued and Paid from Prior Months                             0.00
                              Class B2
                                                    Accrued and Paid for Current Month                        23,773.87
                                                    Accrued and Paid from Prior Months                             0.00
                              Class B3
                                                    Accrued and Paid for Current Month                        10,822.74
                                                    Accrued and Paid from Prior Months                             0.00
                              Class B4
                                                    Accrued and Paid for Current Month                         5,413.48
                                                    Accrued and Paid from Prior Months                             0.00
                              Class B5
                                                    Accrued and Paid for Current Month                         5,409.27
                                                    Accrued and Paid from Prior Months                             0.00
                              Class B6
                                                    Accrued and Paid for Current Month                         5,419.24
                                                    Accrued and Paid from Prior Months                             0.00
Sec. 4.01(g)    Trust Fees
                              Servicer Fee Paid                                                               94,694.52
                              Trustee Fee Paid                                                                   673.70

Sec. 4.01(h)    Monthly Advances
                              Current Period Advances                                                              0.00
                              Current Period Reimbursed Advances                                                   0.00
                              Aggregate Unreimbursed Advances                                                      0.00

Sec. 4.01(i)    Administrator Advances
                              Current Period Advances                                                              0.00
                              Current Period Reimbursed Advances                                                   0.00
                              Aggregate Unreimbursed Advances                                                      0.00


Sec. 4.01(k)                  Number of Outstanding Mortgage Loans                                                  680
                              Balance of Outstanding Mortgage Loans                                      303,702,546.20

Sec. 4.01(l)                      Number and Balance of Delinquent Loans
                                   Group 1
                                                                            Principal
                                   Period                Number               Balance               Percentage
                                  0-29 days                     583          262,478,747.52                 100.00 %
                                  30-59 days                      0                    0.00                   0.00 %
                                  60-89 days                      0                    0.00                   0.00 %
                                  90-119 days                     0                    0.00                   0.00 %
                                  120+ days                       0                    0.00                   0.00 %
                                  Total                     583              262,478,747.52                 100.00 %
                                   Group 2
                                                                            Principal
                                   Period                Number               Balance               Percentage
                                  0-29 days                      97           41,223,798.68                 100.00 %
                                  30-59 days                      0                    0.00                   0.00 %
                                  60-89 days                      0                    0.00                   0.00 %
                                  90-119 days                     0                    0.00                   0.00 %
                                  120+ days                       0                    0.00                   0.00 %
                                   Total                         97           41,223,798.68                 100.00 %
                                   Group Totals
                                                                            Principal
                                   Period                Number               Balance               Percentage
                                  0-29 days                     680          303,702,546.20                 100.00 %
                                  30-59 days                      0                    0.00                   0.00 %
                                  60-89 days                      0                    0.00                   0.00 %
                                  90-119 days                     0                    0.00                   0.00 %
                                  120+days                        0                    0.00                   0.00 %
                                   Total                        680          303,702,546.20                 100.00 %

Sec. 4.01(l)                      Number and Balance of REO Loans
                                   Group 1
                                                        Principal
                                   Number               Balance               Percentage
                                             0                    0.00                 0.00 %


                                   Group 2
                                                        Principal
                                   Number               Balance               Percentage
                                             0                    0.00                 0.00 %
                                  Group Totals
                                                        Principal
                                   Number               Balance               Percentage
                                             0                    0.00                 0.00 %


Sec. 4.01(l)                      Number and Balance of Loans in Bankruptcy
                                   Group 1
                                                        Principal
                                   Number               Balance               Percentage
                                             0                    0.00                 0.00 %
                                   Group 2
                                                        Principal
                                   Number               Balance               Percentage
                                             0                    0.00                 0.00 %
                                  Group Totals
                                                        Principal
                                   Number               Balance               Percentage
                                             0                    0.00                 0.00 %


Sec. 4.01(m)                      Number and Balance of Loans in Foreclosure
                                   Group 1
                                                        Principal
                                   Number               Balance               Percentage
                                             0                    0.00                 0.00 %
                                   Group 2
                                                        Principal
                                   Number               Balance               Percentage
                                             0                    0.00                 0.00 %
                                  Group Totals
                                                        Principal
                                   Number               Balance               Percentage
                                             0                    0.00                 0.00 %

Sec. 4.01(o)                  Aggregate Principal Payment
                                                    Scheduled Principal                                           347,943.10
                                                    Payoffs                                                    19,249,406.35
                                                    Prepayments                                                    76,014.77
                                                    Liquidation Proceeds                                                0.00
                                                    Condemnation Proceeds                                               0.00
                                                    Insurance Proceeds                                                  0.00
                                                    Realized Losses                                                     0.00

                                                    Realized Losses Group 1                                             0.00
                                                    Realized Losses Group 2                                             0.00
                                                    Realized Gains                                                      0.00

Sec. 4.01(p)                  Aggregate Amount of Mortgage Loans Repurchased                                            0.00

Sec. 4.01(q)                  Aggregate Amount of Shortfall Allocated for Current Period
                                                    Class A1                                                            0.00
                                                    Class A2a                                                           0.00
                                                    Class A2b                                                           0.00
                                                    Class A2c                                                           0.00
                                                    Class X1                                                            0.00
                                                    Class X2                                                            0.00
                                                    Class B1                                                            0.00
                                                    Class B2                                                            0.00
                                                    Class B3                                                            0.00
                                                    Class B4                                                            0.00
                                                    Class B5                                                            0.00
                                                    Class B6                                                            0.00
Sec. 4.01(s) Group I
                              Senior Percentage                                                                  94.070000 %
                              Senior Prepayment Percentage                                                      100.000000 %
                              Subordinate Percentage                                                              5.930000 %
                              Subordinate Prepayment Percentage                                                   0.000000 %

Sec. 4.01(s) Group II
                              Senior Percentage                                                                  95.700000 %
                              Senior Prepayment Percentage                                                      100.000000 %
                              Subordinate Percentage                                                              4.300000 %
                              Subordinate Prepayment Percentage                                                   0.000000 %

Aggregate
                              Beginning Balance                                                               323,375,910.42
                              Ending Balance                                                                  303,702,546.20
                              Net Wac                                                                                5.10015
                              Weighted Average Maturity                                                               347.93
Groups
                              Net Wac Group 1                                                                        5.07856
                              Net Wac Group 2                                                                        5.24054

                              Wam Group 1                                                                             347.98
                              Wam Group 2                                                                             347.66

                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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